SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 18, 2002

(Date of report)

OLD SECOND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-10537	36-3143493
(Commission	(IRS Employer
File Number)	Identification No.)

37 South River Street

Aurora, Illinois  60507

(Address of principal executive offices)(Zip Code)

(630) 892-0202

(Registrant’s telephone number, including area code)

Item 5.  Other Events

                On September 17, 2002, the Registrant’s board of directors declared a cash dividend of 20 cents per share payable on October 10, 2002, to stockholders of records as of September 27, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                                (a)           Financial Statements of Business Acquired.

                                                                None.

                                                (b)           Pro Forma Financial Information.

                                                                None.

                                                (c)           Exhibits.

                                                                None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD SECOND BANCORP, INC.
(Registrant)

		By:	/s/ J. Douglas Cheatham
Date:	September 18, 2002		J. Douglas Cheatham
Senior Vice President and
Chief Financial Officer